Exhibit 99.2

September 30, 2007 Quarterly Results IBM Strategic Alliance Update December 17, 2007

2 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forwardlooking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forwardlooking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

3 • Phil Heasley, Chief Executive Officer – IBM Alliance • Richard Launder, President, Global Operations – 3rd Quarter Sales and Services Overview • Mark Vipond, President, Global Product – 3rd Quarter Overview of Operations • Henry Lyons, Chief Financial Officer – 3rd Quarter Financial Overview • Q&A: Phil Heasley, Richard Launder, Henry Lyons and Mark Vipond Agenda

Phil Heasley Chief Executive Officer

5 IBM Strategic Alliance • Formalized a selling, marketing and implementation agreement with IBM for retail and wholesale payments solutions • Initial term of five years • ACI to enhance and optimize its software on IBM's industry-leading System z mainframe platform • Dedicated teams to sell ACI solutions on System z and support migrations from non-IBM platforms • ACI plans to use IBM data centers to host its software ondemand

6 Market Potential • IBM is the #1 technology and services provider to banks worldwide – 25 of Top 25 global banks use System z • 95% of Top 500 banks are IBM clients – Hundreds of System z clients have no ACI software today • 170 of the world's top 200 banks still use "homegrown" retail payments software – Systems in need of refresh to cope with payment volumes, regulatory change, IT obsolescence and cost pressures • IBM is the #1 global provider of large retail store systems, another important market for ACI • On-demand market offers further potential for new account growth

7 Benefits to ACI • Accelerates and strengthens ACI's strategy to deliver optimized end-to-end payments solutions – Supports deep platform and application integration to drive operational excellence – Aided by IBM's economic and intellectual capital • Enables extensive collaboration with a world-class partner in payments – Premier expertise and technology assets • Significantly expands ACI's addressable market for payments solutions

8 September 30, 2007 Quarter Richard Launder, President, Global Operations Business Operations Review

9 IBM Deal Ramifications • Increase our sales bandwidth (dedicated IBM sales teams) • IBM endorsement of ACI products will increase sales • Should increase our success in moving ‘in house’ systems that run on Z to ACI • Will increase pace of customers moving to Base-24 epsTM from Base 24 classic

10 Sales Exceeded Expectations • Significant sales closed, particularly considering it was the summer quarter – Sale of Payments Manager to a UK Bank – Sale of PRM to a major US Bank – Sale of SCM to several customers in Mid East • Sales % heading directly to backlog vs. GAAP revenue – About 20% of sales booked in current period revenue- lower than prior year period- due to sales of more complex multiproduct systems – Moved away over the past year from aggressive sale of capacity upfront towards more targeted and less discounted capacity

11 Geographic Performance in the Quarter • Seeing larger deals, not so many pots and pans • Larger transactions are across geographies with heavy concentration in the EMEA markets • Weakness at the Enterprise Banker Group due to the delay of the P&H integration (which is now underway) $660 $44 Mexico, USA Weaker than forecast Americas $134 $508 Backlog $10 $31 Revenue Thailand UK, Saudi Arabia Significant Sales Significantly stronger than plan Significantly stronger than plan Sales Asia Pacific EMEA

12 Business Activity Overview September 30, 2007 Quarter • New Client/New application business: – YTD 2006 v YTD 2007: • 29 customers who purchased 37 products in 2006 for an average deal size of $424k versus • 40 customers who purchased 67 product applications in 2007 for an average deal size of $337k – 3Q 2006 v 3Q 2007: • 13 new organic customer applications purchased in 2006 versus • 19 new organic customer applications purchased in 2007 • New clients in Russia, UK, Brazil, Canada, South Africa, France, Ghana and United Arab Emirates

13 Products Generating Market Interest • ACI On Demand • Smart Chip Manager in EMV markets • SEPA generating interest in wholesale products • BASE24-eps continues to deliver against its goals – Emerging markets – In house

14 September 30, 2007 Quarter Mark Vipond, President, Global Product Business Operations Review

15 IBM Transaction: Product Implications • Enablement of ACI Solutions with z Series and IBM Bluestack alters product roadmaps • Reduction of platform and system software supported by ACI solutions • Elevation of Risk Management in ACI/IBM's solution value • Path to "preferred" status for ACI Wholesale Banking solutions • Catalyst for progressing ACI Payments Framework with focus

16 Product Customers Payment Engines Retail Banking Wholesale Banking TOTAL Banking United States 67 93 24 46 60 1 291 Canada/Latin America 57 2 19 12 31 0 121 EMEA 142 6 58 54 85 4 349 Asia/Pacific 82 12 24 28 71 1 218 Total 348 113 125 140 247 6 979 Retail United States 58 0 2 3 24 0 87 Canada/Latin America 22 0 0 0 4 0 26 EMEA 7 0 0 0 2 0 9 Asia/Pacific 4 0 0 0 2 0 6 Total 91 0 2 3 32 0 128 Other Industries United States 5 0 0 2 60 1 68 Canada/Latin America 7 0 1 1 7 0 16 EMEA 9 0 3 4 25 1 42 Asia/Pacific 3 0 0 3 20 0 26 Total 24 0 4 10 112 2 152 Worldwide Total United States 130 93 26 51 144 2 446 Canada/Latin America 86 2 20 13 42 0 163 EMEA 158 6 61 58 112 5 400 Asia/Pacific 89 12 24 31 93 1 250 Total 463 113 131 153 391 8 1259 Risk Mgmt. Payments Mgmt. Application Infrastructure Services- Only Customers ACI Customers by Geography/Product Q3 2007

17 ACI Customers by Region, Industry and Solution Set – September 30, 2007 • ACI customers use an average of 2.7 products • Twelve new customers added in quarter ended September 30, 2007 • Total of 815 ACI customers • Total of 2,174 products deployed • Customers in 85 countries

18 ACI Product Solution Update • Retail Payment Solutions – BASE24-eps customers – Legacy solution support • Wholesale Payment Solutions – Enterprise Banker – Trade Finance • Risk Management Solutions – Fraud Detection update – Case Management • Payments Management – Integration of product solutions • Application Infrastructure

19 Key Areas of Focus • ACI On Demand – Implementing first BASE24, BASE24-eps and MTS systems – Extending service quality • Services Growth Opportunity – Increased demand worldwide – Focus on rates and profitability • Strategic Partner Update – IBM & ACI announced collaboration in September to support payment systems refresh – IBM Strategic Alliance

20 Harvesting ACI’s Backlog • What is impacting conversion of sales/backlog to revenue? – Complexity and growth of multi-product deployments is increasing and elongating projects (e.g. Faster Payments in the U.K.) – Conscious decision to eliminate capacity upgrades and paid-upfront deals that are not economical to ACI – Sales of newer ACI solutions • What is ACI doing to address this? – Strategic alliance with IBM will directly impact our implementation cycles – Improving integration of product solutions – Investment in Project Management and services resources to decrease deployment timeframes – Being patient and improving execution

21 Financials Review September 30, 2007 Quarter Henry Lyons, Chief Financial Officer

22 Key Takeaways from the Quarter . Sales . Sequential 60-month Backlog Growth of $32 million in the quarter . $89 million growth in 60-month backlog YTD . Sequential deferred revenue growth of $4.5 million . YTD deferred revenue growth of $26.1 million . OFCF growth of $1.6 million in the quarter, $31.4 million YTD2007 versus $32.5 million OFCF YTD 2006 . Revenue of $84.7 million versus $88.2 million in prior year. . Deferred Expense rose by $1.1 million quarter over quarter compared to a reduction of $2.0 million in prior year sequential quarter

23 Interplay of Revenue and Backlog • “Rev-log” in line but anticipated to be more weighted towards backlog ~ CY 2007 Guidance CY 2007 Rev - Log 60 Mo. Backlog $1,290 - $1,300 Revenue $390 - $400 Previous Guidance

24 OFCF Full Year 2007 • Pressure caused by revenue shortfall and timing/terms of discrete deals $31.2 MM $50 - $55 MM - 10.0 20.0 30.0 40.0 50.0 60.0 YTD OFCF OFCF Guidance Previous OFCF Guidance

25 Other Financial Issues • Tax work ongoing • SFAS 133 loss on a derivative instrument • Employee related costs of $3.1 million for the quarter and $4.9 million YTD

Appendix Items

27 Operating Free Cash Flow ($ millions) 0.7 Employee-related restructuring costs $12.5 $1.6 Operating Free Cash Flow (0.5) (1.3) Less capital expenditures -- 3.7 Net after-tax cash payments associated with stock option Selected non-recurring items: $13.0 ($1.5) Net cash provided by operating activities 2006 2007 Quarter Ended September 30,

28 60-Month Backlog ($ millions) $1,078 $1,226 $1,270 $1,302 Backlog 60-Month 8 0 0 0 Divestitures 20 154 175 158 Acquisitions $1,050 $1,072 $1,095 $1,144 ACI Organic Backlog breakout $1,078 $1,226 $1,270 $1,302 Backlog 60-Month 125 122 132 134 Asia/Pacific 424 433 485 508 EMEA $529 $671 $653 $660 Americas 2006 2006 2007 2007 June 30, September 30, June 30, September 30 Quarter Ended

29 Revenues by Channel ($ millions) $88.2 $84.7 Revenues 11.1 10.1 Asia/Pacific 31.0 31.0 EMEA $46.1 $43.7 Americas 14.6 13.5 Americas International $31.5 $30.2 United States Revenues: 2006 2007 Quarter Ended September 30,

30 Monthly Recurring Revenue ($ millions) $47.0 $55.8 Monthly Recurring Revenue 3.4 8.4 Processing Services 27.7 31.3 Maintenance fees $16.0 $16.1 Monthly license fees 2006 2007 Quarter Ended September 30,

31 Deferred Revenue ($ millions) $95.4 $99.4 $122.8 $127.3 Total Deferred Revenue $16.6 $20.4 $25.7 $30.3 Long Term Deferred Revenue 16.6 20.4 22.7 26.9 ACI Organic $0.0 $0.0 $3.0 $3.4 Acquisitions $78.8 $79.0 $97.1 $97.0 Short Term Deferred Revenue 78.3 74.5 87.3 88.7 ACI Organic $0.5 $4.5 $9.8 $8.3 Acquisitions 2006 2006 2007 2007 June 30, September 30, June 30, September 30, Quarter Ended

32 Deferred Expenses ($ millions) $5.9 $3.9 $6.3 $7.4 Total Deferred Expenses 5.9 3.9 6.2 7.2 ACI Organic $0.0 $0.0 $0.1 $0.2 Acquisitions 2006 2006 2007 2007 June 30, September 30, June 30, September 30, Quarter Ended

33 Organic vs. Acquired Business Performance ($ millions) -- -- ($1.5) -- Stock Options -- -- 0.5 -- Other Employee $1.1 $4.5 $92.6 $84.7 2007 Quarter $3.1 $0.5 6.9 ($3.5) Net Change -- -- (8.5) -- Shareholder Lawsuit Settlement -- -- 2.6 -- Employee Related Costs -- -- 2.9 -- Intangible Amortization (0.0) (4.2) 9.0 11.6 Acquisitions $3.1 $4.7 $1.8 ($15.1) Organic ($2.0) $4.0 $85.7 $88.2 2006 Quarter Jun-Sep y-o-y Quarterly Movement in Deferred Expense Jun-Sept y-o-y Quarterly Movement in Deferred Rev enue Year over Year Increase/ Decrease in Op. Expenses Year over Year Increase/ Decrease in Rev enue

34 Share repurchase program • Total Open Market Shares Repurchased: – Calendar Year to Date 2007--1,622,386 • September 2007 quarter – 992,814 • Subsequent to September quarter*– 166,472 – Total Shares Repurchased in Program since 2005 -- 4,409,729 • CY 2007 Average Price per Share (open market): $27.13 • Total Vested Options Settled YTD 2007- 775k * YTD figure as of 11/23/2007

35 Non-GAAP Financial Measures • ACI is presenting operating free cash flow, which is defined by our net cash provided by operating activities, adjusted for one-time items, minus capital expenditures. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We define operating free cash flow as net cash provided (used) by operating activities, excluding cash payments associated with the cash settlement of stock options, cash payments associated with one-time employee related actions, and less capital expenditures. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non- GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, loss from operations and net loss per share calculated in accordance with GAAP. ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: • Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.

36 Non-GAAP Financial Measures • License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experi ences. • Non-recurring license arrangements are assumed to renew as recurring revenue streams. • Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. • Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. • Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financi al condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services speci fi ed in customer contracts which may cause the actual renewal rat es and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recogni zed in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generat e the speci fied revenues or that the actual revenues will be generated within the corresponding 60-month period. • Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. • The presentation of these non-GAAP financial measures should be considered in addition to the our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of net cash provided by operating activities to operating free cash flow and GAAP earnings per share to non-GAAP adjusted earnings per share follows. • We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow.

37 Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as the Company “believes,” “ will,” “expects,” “looks forward to,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the: • Expected benefits of the IBM alliance; and • Company’s expectations with respect to total sales, mix of sales and sales mix impact on backlog, GAAP revenues operating free cash flow metrics; • Expectations concerning amounts and timing of backlog, revenue and receipt of cash Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K filed on May 11, 2007, the Company’s Form 10-Q filed on June 29, 2007, the Company’s Form 10-Q filed on August 10, 2007 and the Company’s Form 10-Q filed on September 25, 2007 and specifically the section entitled “Factors That May Affect the Company's Future Results or the Market Price of the Company's Common Stock.”

38 Forward-Looking Statements (continued) The risks identified in the Company’s filings with the Securities and Exchange Commission include: • Risks associated with the restatement of the Company’s financial statements; • Risks associated with not having current financi al information available one result of which is that the Company will be limited in its ability to register its securities for offer and sale until the Company is deemed a current filer with the SEC; • Risks associated with the delays in filing its periodic reports, including the need to obtain additional extensions from lenders in the future in order to comply with the financial reporting requirements of the Company’s bank debt, which failure to do so could have a material adverse effect on the Company’s business, liquidity and financial conditions; • Risks associated with the Company’s noncompliance with NASDAQ marketplace rules, including risk of being delisted; • Risks inherent in making an estimate of the Company’s backlogs which many not be accurate and may not generate the predicted revenue; • Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree • Risks associated with the Company’s performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; • Risks associated with the complexity of the Company’s software products; • Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the Company’s revenues in the future; • Risks associated with the Company’s stock price which may be volatile; • Risks associated with conducting international operations; • Risks regarding the Company’s newly introduced BASE24-eps product which may prove to be unsuccessful in the marketplace; • Risks associated with the Company’s future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company’s business; • Risks associated with the Company’s software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability; • Risks associated with future acquisitions and investments which could materially adversely affect the Company; • Risks associated with the Company’s ability to protect its intellectual property and technology and that the Company may be subject to increasing litigation over its intellectual property rights; • Risks associated with litigation that could materially adversely affect the Company’s business financi al condition and/or results of operations; and • Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards

39 Forward-Looking Statements (continued) • Risks associated with the Company’s offshore software development activities, which may put its intellectual property at risk; • Risks associated with security breaches or computer viruses, which could disrupt delivery of services and damage the Company’s reputation; • Risks associated with the Company’s customers who are subject to a regulatory environment and industry standards that may change and reduce the number of transactions in which the customers engage; • Risks associated with the Company’s ability to comply with privacy regulations imposed on providers of services to financial institutions; • Risks associated with system failures, which could delay the provision of products and services and damage the Company’s reputation with its customers; • Risks associated with the Company’s restructuring plan, which may not achieve expected efficiencies; and • Risks associated with material weaknesses in the Company’s internal control over financial reporting. Operating Free Cash Flow • Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We define operating free cash flow as net cash provided (used) by operating activities, excluding cash payments associated with the cash settlement of stock options, cash payments associated with one-time employee related actions, and less capital expenditures. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities.

40 Forward-Looking Statements (continued) Backlog • Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: – Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. – License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. – Non-recurring license arrangements are assumed to renew as recurring revenue streams. – Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currenci es other than the U.S. dollar. – Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. • Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. • Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue

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